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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): September 30, 1998





                  BEAR STEARNS ASSET BACKED SECURITIES, INC.
            (Exact name of registrant as specified in its charter)


          Delaware                    333-49015           13-3836437
----------------------------         ------------     ------------------
(State or Other Jurisdiction         (Commission      (I.R.S. Employer
     of Incorporation)               File Number)     Identification No.)



  245 Park Avenue
  New York, New York                                        10167
-----------------------                                 ----------
  (Address of Principal                                  (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212) 272-4095

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Item 5.  Other Events.
-------  -------------

     On September 30, 1998, a Subsequent Transfer Agreement was entered into, dated as of September 30, 1998 (the "Subsequent Transfer Agreement"), by and between GMAC Mortgage Corporation, as seller, and GMACM Revolving Home Equity Loan Trust 1998-2, as issuer (the "Issuer"), pursuant to which certain mortgage loans (the "Subsequent Mortgage Loans") were transferred to the Issuer. Information relating to the characteristics of the Subsequent Mortgage Loans (the "Subsequent Collateral Tables") is filed herewith as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------

         Information and Exhibits.
         -------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

         99.1.    Subsequent Collateral Tables

                                         SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BEAR STEARNS ASSET BACKED
                                     SECURITIES, INC.



                                   By:  /s/ Jonathan Lieberman
                                        -----------------------
                                            Jonathan Lieberman
                                            Vice President



Dated: October 9, 1998